UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2014

Item 1. Reports to Stockholders.

NEW ORLEANS TRADITION,
NATIONAL REPUTATION.

VILLX & VLEQX

Annual Report August 31, 2014

THE VILLERE TEAM

As investment advisors, we, the Villere team—two brothers, two sons and a cousin—look forward to helping new generations. We continue the tradition of stability, innovation, research and teamwork begun by our ancestor a century ago.

Working on behalf of high-net-worth individuals and not-for-profit organizations, Villere uses diligent decision making to identify value-priced stocks positioned for long-term growth.

Find out more and read national media coverage at villere.com.

Villere Funds

Table of Contents

A Message to Our Shareholders	2

Sector Allocation	8

Expense Example	9

Performance Chart and Analysis	11

Schedules of Investments	13

Statements of Assets and Liabilities	20

Statements of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	37

Approval of Investment Advisory Agreements	38

Trustee and Executive Officers	42

Additional Information	45

Privacy Notice	Inside Back Cover

Villere Funds

August 31, 2014

To Our Fellow Shareholders:

As a reminder, we launched the Balanced Fund in 1999 to invest in both stocks and bonds.  In 2013, we decided to introduce the Equity Fund for investors that were not interested in bonds.  Generally speaking, the stocks held in the Villere Equity Fund will be similar (but not identical) to the equity portion of the Villere Balanced Fund.  Individual stock weightings will also differ between the two Funds.

Villere Balanced Fund Performance

As of August 31, 2014, the Villere Balanced Fund had a one-year return of 14.51%, a five-year annualized return of 18.28%, a ten-year annualized return of 9.72%, and annualized return since inception of 9.41%.

					Since
Average Annual Total Returns					Inception
for Period Ending 8/29/14	6 Mos.*	1 Year	5 Years	10 Years	9/30/99
Villere Balanced Fund	5.96%	14.51%	18.28%	9.72%	9.41%
Barclays Capital Intermediate
Government/Credit
Bond Index	1.42%	3.55%	3.70%	4.12%	5.13%
Lipper Balanced Fund Index	4.98%	15.88%	10.87%	6.78%	5.46%
S&P 500 Total Return Index	8.84%	25.25%	16.88%	8.38%	5.00%

*	Not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Balanced Fund was 0.92%.

While our performance lagged our peer group, as represented by the Lipper Balanced Fund Index and the S&P 500 over the past year, our longer term track record remains strong. As of August 31, 2014, we were in the top seventy-six percent of Morningstar’s Moderate Target Risk peer group for the 1 year period among 848 funds and in the top one percent for the trailing 3, 5 and 10 year periods among the 737, 653 and 423 other funds in that group during each time period based on annualized returns.

Villere Funds

The stock market has continued its strong recovery, with the S&P 500 up a stunning 173% since its bottom on March 6, 2009.  In the twelve months ending August 31, 2014, the S&P 500 was up 25%.  Given this massive rally, investors are justifiably concerned that a market correction is coming.  We, too, have some concern that this rally must eventually end and are being exceedingly cautious in deploying your capital.

Villere Equity Fund Performance

As of August 31, 2014, the Villere Equity Fund has been operating for 15 months.  The Fund has returned 14.52% since inception in May 2013, which is better than we hoped for but is unfortunately behind our peers and our benchmarks.  The Fund has underperformed both the S&P 500 Total Return Index and the Lipper Mid-Cap Growth Fund Index since its inception.

			Since
Average Annual Total Returns			Inception
for Period Ending 8/31/14	6 Mos.*	1 Year	5/31/13
Villere Equity Fund	6.95%	15.16%	14.52%
Lipper Mid-Cap Growth Fund Index	2.04%	20.64%	19.64%
S&P 500 Total Return Index	8.84%	25.25%	20.34%

*	Not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.  As of the most recent prospectus, the gross expense ratio for the Villere Equity Fund was 2.41%.  The net expense ratio was 1.25% at August 31, 2014.  The Adviser has contractually agreed to reduce its fees and/or pay the Fund’s expenses in order to limit the net expense ratio of the Fund to its expense cap of 1.25% for an indefinite period, but a least until May 31, 2015.

While our performance relative to our peers improved in the last 6 months, we are certainly not satisfied with our performance.  That said, we have no intention of changing our strategy, which has served our clients well over the longer term, and is discussed further below.

Villere Funds

General Discussion

As you may recall, our dream investment is a U.S.-domiciled publicly traded company that dominates its niche, is run by a terrific management team, is growing earnings, has little or no debt, and is valued reasonably.  Suffice it to say, we are not the only investors seeking such an investment.  We often rely on our long-term perspective to buy stocks that face short-term issues that frighten away other investors, thus allowing the shares to trade at attractive valuations.  We seek to build portfolios of only our best ideas and to hold stocks until our thesis changes or we consider the share price to be unsustainably high.  We typically hold stocks for three to five years or more.  In addition to minimizing trading costs, this long holding period should create a lower tax burden for our taxable investors.

We bought a single new stock for both of the Funds during the last six months, EverBank Financial Corp.  EverBank is a Jacksonville, Florida-based bank, but the company’s footprint is well diversified nationally (less than 10% of its assets are Florida-based).  While you may not have heard of EverBank, it has quietly amassed $18 billion in assets and is the 51st largest bank in the United States.  The gist of EverBank’s business model is fairly simple --  rather than attract deposits by building out an expensive branch banking network, the company instead offers customers an interest rate significantly higher than its peers (in fact, it pledges to maintain a money market yield in the top 5% of the top banks and thrifts nationwide).  On the asset side, EverBank’s management team has an impressive history of avoiding overheated markets and maintaining a high quality asset base.  We firmly believe EverBank’s business model is the future of banking, and we like the fact that assets have grown at a 20% compound annual growth rate over the past five years.  After spending significant time with EverBank’s management team, we are duly impressed and can understand how the company made it through the 2008 financial crisis without taking any government assistance.  Finally, and just as importantly as the quality of the company, we believe that we purchased the shares at a discounted price relative to EverBank’s peer group.

We have completely exited our position in ION Geophysical, a long held security and an example of a situation where our general thesis was correct, but industry dynamics shifted away from us.  You may recall that ION is focused on supplying oil & gas drillers with seismic studies to help them maximize the value of their properties.  While we were right about the massive opportunities created by an unconventional drilling boom, unfortunately drillers have chosen to focus their spending on production at the expense of exploration.  This created a negative environment for ION, and we decided to sell our holdings.

Villere Funds

Our top performer over the past six months has been Edwards Lifesciences.  Edwards is a leader in heart valves, where SAPIEN, its innovative transcatheter aortic heart valve replacement (or TAVR, if you, like us, would prefer to steer clear of that tongue twister), continues to have solid success both here in the United States and internationally.  In a nutshell, TAVR allows patients who would otherwise require open heart surgery to have their valve replaced in much the same way as stents work in arteries.  The result is safer, and has a significantly shorter recovery period.  The stock has done well as newer versions of SAPIEN have had successful tests and existing versions continue to perform well.  Also important is that the company has been able to defend its patents against its primary competitor, Medtronic, as Medtronic agreed to pay Edwards over $1 billion in a patent dispute settlement.

Two of last year’s winners, 3D Systems and Conn’s, have continued to struggle in 2014.  3D Systems disappointed investors with its sales growth and its profit margins.  At Conn’s, investors (including us) are concerned about the creditworthiness of the company’s consumer base.  While we still maintain overall gains in both, we will continue to monitor them closely.

We will continue to invest your money the way we always have, and will conduct extensive due diligence to assemble a portfolio of companies with great management teams, strong earnings power, and enviable market positions.  We will continue to maintain concentrated portfolios of only our best ideas.  As a result, we expect that our Funds will likely be more volatile than our peers, but we believe that our investors will be compensated for this volatility.

We thank both our existing customers as well as all of the advisors who have purchased the Funds for their clients for doing their due diligence and scouring the planet for mutual funds.

Villere Funds

Thank you for your investment in the Villere Equity Fund and the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Lamar G. Villere, CFA

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young, St. Denis J. Villere III, and Lamar G. Villere and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Short term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made based solely on returns.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Each Lipper average represents a universe of Funds with similar investment objectives.

The Lipper Balanced Fund Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The Lipper Mid Cap Growth Fund Index invest in at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. These indices are unmanaged and returns include reinvested dividends. The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Barclays Capital Intermediate Government/Credit Bond Index measures the performance of the United States dollar-denominated United States Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year or less than 10 years.

Villere Funds

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Funds’ future performance.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller and medium sized companies involve additional risks such as limited liquidity and greater volatility.  The Balanced Fund will invest in debt securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.  The Equity Fund may invest in foreign securities through ADRs.  Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.  The Equity Fund’s ability to invest in initial public offerings (IPOs) involves a higher degree of risk than more seasoned companies.

Past performance is not indicative of future results.

Morningstar Numeric Rankings represent a fund’s total return rank relative to all funds that have the same Morningstar Category. Percentile ranking is based on the total number of funds ranked and the Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. The highest percentile rank is 1 and the lowest is 100.

© 2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Must be preceded or accompanied by a current prospectus.

The Funds are distributed by Quasar Distributors, LLC. 10/14

Villere Funds

SECTOR ALLOCATION at August 31, 2014 (Unaudited)

Villere Balanced Fund

Sector Allocation	Percent of Net Assets

General Manufacturing	26.4%
Finance & Insurance	23.9%
Mining	8.4%
Retail Trade	8.3%
Computer & Electronic Products	8.2%
Food Manufacturing	4.5%
Professional, Scientific & Technical Services	4.1%
Money Market Funds	3.8%
Real Estate, Rental & Leasing	3.5%
Information	3.4%
Chemical Manufacturing	2.0%
Transportation & Warehousing	1.2%
Utilities	1.0%
Services	0.2%
Other Assets in Excess of Liabilities	1.1%
Total	100.0%

Villere Equity Fund

Sector Allocation	Percent of Net Assets

General Manufacturing	34.3%
Finance & Insurance	17.9%
Retail Trade	10.1%
Money Market Funds	9.8%
Mining	9.7%
Professional, Scientific & Technical Services	6.8%
Real Estate, Rental & Leasing	5.0%
Food Manufacturing	4.1%
Computer & Electronic Products	2.4%
Liabilities in Excess of Other Assets	(0.1)%
Total	100.0%

Villere Funds

EXPENSE EXAMPLE For the Six Months Ended August 31, 2014 (Unaudited)

As a shareholder of the Villere Balanced Fund and Villere Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/14 – 8/31/14).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Villere Equity Fund.  In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares.  Actual expenses of the underlying funds may vary and are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account

Villere Funds

EXPENSE EXAMPLE For the Six Months Ended August 31, 2014 (Unaudited) (Continued)

values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Villere Balanced Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/14	Value 8/31/14	3/1/14 – 8/31/14*
Actual	$1,000.00	$1,059.60	$4.46
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,020.87	$4.38

*
Expenses are equal to the Villere Balanced Fund’s annualized expense ratio for the most recent six-month period of 0.86% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Equity Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/14	Value 8/31/14	3/1/14 – 8/31/14**
Actual	$1,000.00	$1,069.50	$6.52
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.90	$6.36

**
Expenses are equal to the Villere Equity Fund’s annualized expense ratio of 1.25% (reflecting recoupments in effect) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Villere Balanced Fund

Hypothetical Value of $10,000 vs Barclays Capital Intermediate Government/Credit
Bond Index, Lipper Balanced Fund Index, S&P 500® Index and Blended 65%
S&P 500® Index/35% Barclays Capital Intermediate Government/Credit Bond Index

Average Annual Total Returns as of August 31, 2014

				Value of
				$10,000
	One Year	Five Year	Ten Year	(8/31/14)
Villere Balanced Fund	14.51%	18.28%	9.72%	$25,285
S&P® 500 Index	25.25%	16.88%	8.38%	$22,354
S&P® 500 Index (65%)/Barclays
Capital Intermediate Government/
Credit Bond Index (35%)	17.31%	12.33%	7.14%	$19,939
Barclays Capital Intermediate
Government/Credit Bond Index	3.55%	3.70%	4.12%	$14,976
Lipper Balanced Fund Index	15.88%	10.87%	6.78%	$19,264

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2004, and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of dividends and capital gains.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling (866) 209-1129.

Villere Equity Fund

Hypothetical Value of $10,000 vs S&P 500® Index,
Lipper Mid-Cap Growth Funds Index and Russell 2000 Total Return Index

Average Annual Total Returns as of August 31, 2014

			Value of
	Since		$10,000
	One Year	Inception	(8/31/14)
Villere Equity Fund	15.16%	14.52%	$11,850
S&P® 500 Index	25.25%	20.34%	$12,609
Lipper Mid-Cap Growth Funds Index	20.64%	19.64%	$12,517
Russell 2000 Total Return Index	17.68%	16.67%	$12,129

This chart illustrates the performance of a hypothetical $10,000 investment made on May 31, 2013, (the Fund’s “inception”) and is not intended to imply any future performance. Investment returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. The chart assumes reinvestment of dividends and capital gains.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling (866) 209-1129.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2014

Shares		Value

COMMON STOCKS: 63.6%

Aerospace Products
& Services: 3.1%
448,300	BE Aerospace,
	Inc.*	$37,988,942

Computer & Electronic
Products: 6.2%
455,210	Apple, Inc.	46,659,025
325,000	Varian Medical
	Systems, Inc.*	27,631,500
		74,290,525

Credit Intermediation: 8.9%
774,312	Euronet
	Worldwide,
	Inc.*	41,270,830
1,813,471	EverBank
	Financial Corp.	34,238,332
148,000	Visa, Inc.	31,452,960
		106,962,122

Electronics
& Appliance Stores: 4.0%
1,088,916	Conn’s, Inc.*1	48,816,104

Food
Manufacturing: 6.5%
1,731,747	Flowers
	Foods, Inc.	33,907,607
98,400	Ingredion, Inc.	7,848,384
1,150,164	Pinnacle
	Foods, Inc.	37,219,307
		78,975,298

Furniture
Manufacturing: 3.3%
1,145,465	Leggett &
	Platt, Inc.	40,194,367

Health Care
Equipment: 2.4%
295,247	Edwards
	Lifesciences
	Corp.*	29,306,217

Insurance Carriers: 2.9%
467,000	Express Scripts
	Holding Co.*	34,525,310

Machinery: 3.2%
718,600	3D Systems
	Corp.*	38,452,286

Merchant Wholesalers &
Durable Goods: 3.2%
1,353,100	LKQ Corp.*	38,428,040

Oil & Gas Extraction: 6.8%
815,557	Oasis
	Petroleum,
	Inc.*	40,117,249
1,280,902	Sanchez Energy
	Corp.*1	42,513,137
		82,630,386

Professional, Scientific &
Technical Services: 3.7%
1,264,179	EPIQ Systems,
	Inc.1,2	18,393,805
1,408,444	Luminex
	Corp.*1,2	26,549,169
		44,942,974

Real Estate: 3.5%
263,190	The Howard
	Hughes Corp.*	41,681,400

Retail: 3.0%
890,800	Sotheby’s	36,353,548

Sporting & Recreation
Goods: 2.9%
613,516	Pool Corp.1	34,761,817

TOTAL
COMMON STOCKS
(Cost $599,869,729)		768,309,336

CONVERTIBLE
PREFERRED STOCKS: 2.9%

Credit Intermediation: 2.9%
30,052	Bank of
	America Corp.	35,190,892

TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $31,742,944)		35,190,892

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Continued)

Principal
Amount		Value

CORPORATE BONDS: 28.6%

Administrative &
Support Services: 0.0%^
	Western Union
	Co., 1.234%,
$475,000	8/21/153	$477,979

Aerospace Products
& Services: 0.9%
	BE Aerospace,
	Inc., 5.250%,
10,492,000	4/01/22	11,410,050

Air Transportation: 0.1%
	PHI, Inc.,
	5.250%,
552,000	3/15/19	560,280
	The Boeing Co.,
	3.750%,
1,000,000	11/20/16	1,065,743
		1,626,023

Beverage & Tobacco
Products: 1.1%
	Anheuser-
	Busch InBev
	Financial, Inc.,
	0.800%,
4,000,000	1/15/16	4,020,308
	Diageo Capital
	PLC, 0.625%,
1,750,000	4/29/16	1,747,954
	PepsiCo, Inc.,
	3.125%,
7,000,000	11/01/20	7,330,435
		13,098,697

Building Material, Garden
& Supplies Dealers: 0.2%
	The Home
	Depot, Inc.,
	5.400%,
2,000,000	3/01/16	2,144,020

Chemical
Manufacturing: 2.4%
	AbbVie, Inc.,
	1.750%,
5,000,000	11/06/17	5,030,215
	GlaxoSmithKline
	PLC, 1.500%,
6,000,000	5/08/17	6,068,892
	Johnson &
	Johnson,
	0.700%,
4,000,000	11/28/16	4,004,316
	Merck & Co.
	Inc., 0.700%,
2,000,000	5/18/16	2,005,892
	Pfizer, Inc.,
	6.200%,
5,700,000	3/15/19	6,728,365
	Procter &
	Gamble Co.,
	3.100%,
4,500,000	8/15/23	4,642,236
		28,479,916

Commercial Finance: 0.0%^
	John Deere
	Capital Corp.,
	2.250%,
500,000	4/17/19	507,961

Computer & Electronic
Products: 2.5%
	Dell Computer
	Corp., 7.100%,
5,000,000	4/15/28	5,100,000
	Hewlett-Packard
	Co., 3.750%,
2,000,000	12/01/20	2,100,646
	Intel Corp.,
	2.700%,
5,000,000	12/15/22	4,923,165
	ION Geophysical
	Corp., 8.125%,
5,000,000	5/15/18	4,968,750

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Continued)

Principal
Amount		Value

Computer & Electronic
Products: 2.5% (Continued)
	Northrop
	Grumman
	Corp., 3.250%,
$5,250,000	8/01/23	$5,270,171
	Texas Instruments,
	Inc., 1.000%,
7,750,000	5/01/18	7,604,850
		29,967,582

Credit Intermediation: 6.9%
	Bank America
	Corp., 1.250%,
4,750,000	1/11/16	4,776,372
	BB&T Corp.,
	1.050%,
10,000,000	12/01/16	10,021,050
	4.900%,
1,000,000	6/30/17	1,094,352
	Capital One
	N.A., 1.500%,
14,085,000	3/22/18	13,946,206
	Discover Bank,
	2.000%,
9,605,000	2/21/18	9,648,837
	Ford Motor
	Credit Co.
	LLC, 2.875%,
2,500,000	10/01/18	2,576,430
	JPMorgan
	Chase & Co.,
	3.150%,
3,000,000	7/05/16	3,120,039
	1.800%,
5,000,000	1/25/18	5,021,880
	1.625%,
9,775,000	5/15/18	9,728,490
	2.350%,
9,075,000	1/28/19	9,172,375
	PNC Bank N.A.,
	1.150%,
5,000,000	11/01/16	5,027,570
	Royal Bank Of
	Canada, 1.500%,
2,000,000	1/16/18	2,006,660
	Sumitomo
	Mitsui Banking
	Corp., 0.900%,
4,000,000	1/18/16	4,005,648
	Whitney
	National Bank,
	5.875%,
2,650,000	4/01/17	2,790,734
		82,936,643

Fabricated Metal
Products: 0.5%
	Stanley Black &
	Decker, Inc.,
	2.900%,
5,765,000	11/01/22	5,729,753

Food Manufacturing: 2.2%
	Campbell Soup
	Co., 2.500%,
6,045,000	8/02/22	5,771,724
	Flowers Foods,
	Inc., 4.375%,
6,225,000	4/01/22	6,640,730
	Kraft Foods
	Group, Inc.,
	5.375%,
6,100,000	2/10/20	6,982,737
	Mondelez
	International,
	Inc., 2.250%,
6,575,000	2/01/19	6,591,661
		25,986,852

Food Services & Drinking
Places: 0.2%
	Starbucks Corp.,
	0.875%,
2,800,000	12/05/16	2,805,057

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Continued)

Principal
Amount		Value

Furniture
Manufacturing: 0.2%
	Leggett & Platt,
	Inc., 4.650%,
$1,500,000	11/15/14	$1,512,695
	3.400%,
970,000	8/15/22	977,239
		2,489,934

General
Merchandising: 0.9%
	Wal-Mart Stores,
	Inc., 3.250%,
10,500,000	10/25/20	11,063,021

Machinery
Manufacturing: 0.1%
	Cummins, Inc.,
	3.650%,
1,200,000	10/01/23	1,265,828

Miscellaneous
Manufacturing: 0.4%
	International
	Game Technology
	5.500%,
5,000,000	6/15/20	5,330,660

Motion Picture &
Entertainment: 0.4%
	Viacom, Inc.,
	3.500%,
500,000	4/01/17	528,498
	2.500%,
250,000	9/01/18	254,645
	3.250%,
4,395,000	3/15/23	4,356,196
		5,139,339

Oil & Gas: 1.3%
	Phillips 66,
	4.300%,
10,000,000	4/01/22	10,853,770
	Sandridge Energy,
	Inc., 7.500%,
1,000,000	3/15/21	1,055,000
	Stone Energy
	Corp., 7.500%,
4,000,000	11/15/22	4,312,500
		16,221,270

Oil & Gas Extraction: 0.3%
	Sanchez Energy
	Corp., 6.125%,
3,000,000	1/15/23	3,112,500

Professional, Scientific &
Technical Services: 0.4%
	Equifax, Inc.,
	3.300%,
4,995,000	12/15/22	4,973,442

Publishing Industries: 0.9%
	Symantec Corp.,
	4.200%,
10,000,000	9/15/20	10,356,450

Rail Transportation: 0.6%
	Norfolk Southern
	Corp., 3.000%,
7,415,000	4/01/22	7,463,754

Retail: 0.1%
	Amazon.com,
	Inc., 2.500%,
1,250,000	11/29/22	1,197,156

Securities & Financial
Services: 2.4%
	Goldman Sachs
	Group, Inc.,
	5.375%,
20,100,000	3/15/20	22,725,563
	5.250%,
5,000,000	7/27/21	5,639,670
	Merrill Lynch &
	Co., Inc.,
	6.875%,
250,000	11/15/18	295,410
		28,660,643

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Continued)

Principal
Amount		Value

Telecommunications: 2.1%
	AT&T, Inc.,
	1.600%,
$22,000,000	2/15/17	$22,236,170
	Vodafone
	Group PLC,
	4.625%,
2,150,000	7/15/18	2,371,600
	4.375%,
1,000,000	3/16/21	1,096,571
		25,704,341

Transportation
Equipment: 0.1%
	Lockheed Martin
	Corp., 4.250%,
1,000,000	11/15/19	1,101,773

Utilities: 1.0%
	Duke Energy
	Corp., 2.150%,
2,800,000	11/15/16	2,874,427
	Southern Co.,
	2.450%,
6,600,000	9/01/18	6,754,710
	Wisconsin
	Electric Power
	Co., 1.700%,
2,100,000	6/15/18	2,103,184
		11,732,321

Water Transportation: 0.4%
	Carnival Corp.,
	3.950%,
5,000,000	10/15/20	5,283,965

TOTAL CORPORATE
BONDS
(Cost $339,162,935)		346,266,930

Shares

SHORT-TERM INVESTMENTS: 3.8%

Money Market Funds: 3.8%
32,531,009	Federated
	Treasury
	Obligation
	Fund –
	Trust Shares,
	0.010%4	32,531,009
13,447,241	Fidelity Money
	Market
	Portfolio –
	Select Class,
	0.010%4	13,447,241
		45,978,250

TOTAL SHORT-TERM
INVESTMENTS
(Cost $45,978,250)		45,978,250

TOTAL INVESTMENTS
IN SECURITIES: 98.9%
(Cost $1,016,753,858)		1,195,745,408
Other Assets in Excess of
Liabilities: 1.1%		13,487,710

TOTAL NET
ASSETS: 100.0%		$1,209,233,118

*	Non-income producing security.
^	Amount is less than 0.05%.
1	Affiliated company as defined by the Investment Company Act of 1940. See Note 6.
2
A portion of this security is considered illiquid.  As of August 31, 2014, the total market value of illiquid securities was $44,942,974 or 3.7% of net assets.  See Note 2 in Notes to Financial Statements.

3	Variable rate security.
4	Seven-day yield as of August 31, 2014.

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2014

Shares		Value

COMMON STOCKS: 90.3%

Aerospace Products
& Services: 4.3%
23,550	BE Aerospace,
	Inc.*	$1,995,627

Computer & Electronic
Products: 8.0%
25,445	Apple, Inc.	2,608,112
12,750	Varian Medical
	Systems, Inc.*	1,084,005
		3,692,117

Credit Intermediation: 14.2%
52,900	Euronet
	Worldwide, Inc.*	2,819,570
100,800	EverBank
	Financial Corp.	1,903,104
8,700	Visa, Inc.	1,848,924
		6,571,598

Electronics &
Appliance Stores: 5.8%
59,600	Conn’s, Inc.*1	2,671,868

Food Manufacturing: 4.1%
96,700	Flowers
	Foods, Inc.	1,893,386

Furniture
Manufacturing: 4.7%
61,400	Leggett & Platt,
	Inc.	2,154,526

Health Care
Equipment: 6.4%
29,850	Edwards
	Lifesciences
	Corp.*	2,962,911

Insurance Carriers: 3.7%
23,050	Express Scripts
	Holding Co.*	1,704,087

Machinery: 4.6%
39,650	3D Systems
	Corp.*	2,121,671

Merchant Wholesalers
& Durable Goods: 4.7%
76,700	LKQ Corp.*	2,178,280

Oil & Gas Extraction: 9.7%
42,400	Oasis Petroleum,
	Inc.*	2,085,656
72,600	Sanchez Energy
	Corp.*1	2,409,594
		4,495,250

Professional, Scientific &
Technical Services: 6.8%
87,000	EPIQ Systems,
	Inc.1,2	1,265,850
100,500	Luminex Corp.*1,2	1,894,425
		3,160,275

Real Estate: 5.0%
14,600	The Howard
	Hughes Corp.*	2,312,202

Retail: 4.3%
49,300	Sotheby’s	2,011,933

Sporting & Recreation
Goods: 4.0%
32,700	Pool Corp.1	1,852,782

TOTAL COMMON STOCKS
(Cost $36,262,318)		41,778,513

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Continued)

Shares		Value

SHORT-TERM INVESTMENTS: 9.8%

Money Market Funds: 9.8%
1,305,616	Federated Treasury
	Obligation Fund –
	Trust Shares,
	0.010%3	$1,305,616
1,322,155	Fidelity Money
	Market Portfolio –
	Select Class,
	0.010%3	1,322,155
1,891,507	Invesco Short-Term
	Treasury Portfolio –
	Institutional Class,%3
	0.010	1,891,507
		4,519,278
TOTAL SHORT-TERM
INVESTMENTS
(Cost $4,519,278)		4,519,278

TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $40,781,596)		46,297,791
Liabilities in Excess of
Other Assets: (0.1)%		(58,855)

TOTAL NET
ASSETS: 100.0%		$46,238,936

*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940. See Note 6.
2
A portion of this security is considered illiquid.  As of August 31, 2014, the total market value of illiquid securities was $3,160,275 or 6.8% of net assets.  See Note 2 in Notes to Financial Statements.

3	Seven-day yield as of August 31, 2014.

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF ASSETS AND LIABILITIES at August 31, 2014
	Villere	Villere
	Balanced Fund	Equity Fund
ASSETS
Investments in unaffiliated securities, at value
(Cost $876,085,669 and $31,460,977, respectively)	$1,024,711,376	$36,203,272
Investments in affiliated securities, at value
(Cost $140,668,189 and $9,320,619,
respectively) (Note 6)	171,034,032	10,094,519
Total investments, at value
(Cost $1,016,753,858 and $40,781,596, respectively)	1,195,745,408	46,297,791
Receivables:
Investment securities sold	11,007,621	—
Fund shares sold	849,723	13,309
Dividends and interest	4,027,004	27,887
Prepaid expenses	44,083	8,987
Total assets	1,211,673,839	46,347,974

LIABILITIES
Payables:
Fund shares redeemed	1,415,102	23,300
Investment advisory fees	759,281	39,133
Administration fees	123,497	4,851
Trustee fees	93	76
Fund accounting fees	13,940	5,175
Transfer agent fees	15,689	3,190
Custody fees	7,985	678
Chief Compliance Officer fees	1,500	1,500
Other accrued expenses	103,634	31,135
Total liabilities	2,440,721	109,038
NET ASSETS	$1,209,233,118	$46,238,936

COMPONENTS OF NET ASSETS
Paid-in capital	$993,444,910	$41,097,265
Undistributed (Accumulated) net investment income (loss)	8,729,086	(7,726)
Accumulated net realized gain (loss) on investments	28,067,572	(366,798)
Net unrealized appreciation on investments	178,991,550	5,516,195
Net assets	$1,209,233,118	$46,238,936

Net Assets (unlimited number of shares authorized)	$1,209,233,118	$46,238,936
Shares of beneficial interest issued and outstanding	45,336,358	3,901,045
Net asset value, offering, and redemption price per share	$26.67	$11.85

The accompanying notes are an integral part of these financial statements.

Villere Funds

STATEMENTS OF OPERATIONS For the Year Ended August 31, 2014
	Villere	Villere
	Balanced Fund	Equity Fund
INVESTMENT INCOME
Interest	$9,385,207	$603
Income
Dividends from unaffiliated investments	10,871,779	390,475
Dividends from affiliated investments (Note 6)	787,259	53,134
Total investment income	21,044,245	444,212

EXPENSES
Investment advisory fees	8,419,827	283,489
Administration fees	644,530	29,925
Registration fees	103,033	21,625
Reports to shareholders	96,117	5,587
Transfer agent fees	94,743	19,351
Custody fees	90,553	7,496
Fund accounting fees	59,070	31,271
Miscellaneous expense	50,447	7,928
Audit fees	19,847	21,700
Trustee fees	14,604	8,187
Chief Compliance Officer fees	9,422	9,375
Legal fees	5,593	4,601
Insurance expense	1,461	1,224
Total expenses	9,609,247	451,759
Plus: prior year fees recouped	—	20,723
Net expenses	9,609,247	472,482
Net investment income (loss)	11,434,998	(28,270)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on unaffiliated investments	29,554,422	(323,772)
Net realized gain (loss) on affiliated investments (Note 6)	—	—
Change in net unrealized appreciation on investments	99,458,869	5,222,694
Net realized and unrealized gain on investments	129,013,291	4,898,922
Net increase in net assets resulting from operations	$140,448,289	$4,870,652

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2014	August 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$11,434,998	$2,605,172
Net realized gain (loss) on unaffiliated investments	29,554,422	15,941,559
Net realized gain (loss) on
affiliated investments (Note 6)	—	—
Change in net unrealized appreciation
on investments	99,458,869	49,126,105
Net increase in net assets
resulting from operations	140,448,289	67,672,836

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,283,121)	(1,599,547)
From net realized gain	(16,849,135)	(4,341,351)
Total distributions to shareholders	(21,132,256)	(5,940,898)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	269,601,041	540,711,174
Total increase in net assets	388,917,074	602,443,112

NET ASSETS
Beginning of year	820,316,044	217,872,932
End of year	$1,209,233,118	$820,316,044
Undistributed net investment income	$8,729,086	$1,706,812

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2014		August 31, 2013
	Shares	Value	Shares	Value
Shares sold	26,158,416	$658,740,400	29,339,906	$662,735,363
Shares issued in
reinvestment of
distributions	780,474	19,418,186	274,646	5,638,495
Shares redeemed	(16,142,871)	(408,557,545)	(5,742,495)	(127,662,684)
Net increase	10,796,019	$269,601,041	23,872,057	$540,711,174

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Period Ended
	August 31, 2014	August 31, 2013*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(28,270)	$(22,482)
Net realized gain (loss) on unaffiliated investments	(323,772)	—
Net realized gain (loss) on
affiliated investments (Note 6)	—	—
Change in net unrealized appreciation
on investments	5,222,694	293,501
Net increase in net assets
resulting from operations	4,870,652	271,019

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	17,585,588	23,511,677
Total increase in net assets	22,456,240	23,782,696

NET ASSETS
Beginning of year/period	23,782,696	—
End of year/period	$46,238,936	$23,782,696
Accumulated net investment loss	$(7,726)	$(22,482)

(a)	Summary of capital share transactions is as follows:

	Year Ended		Period Ended
	August 31, 2014		August 31, 2013*
	Shares	Value	Shares	Value
Shares sold	1,839,763	$20,388,669	2,342,379	$23,831,490
Shares redeemed (b)	(250,136)	(2,803,081)	(30,961)	(319,813)
Net increase	1,589,627	$17,585,588	2,311,418	$23,511,677

(b)	Net of redemption fees of $5,061 and $0, respectively.

*	Fund commenced operations on May 31, 2013.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended August 31,
	2014	2013	2012	2011	2010
Net asset value,
beginning of year	$23.75	$20.42	$17.79	$13.41	12.66

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.25	0.11	0.08	0.10	0.19
Net realized and unrealized
gain on investments	3.16	3.69	3.07	4.46	0.72
Total from
investment operations	3.41	3.80	3.15	4.56	0.91

LESS DISTRIBUTIONS:
From net
investment income	(0.10)	(0.13)	(0.13)	(0.18)	(0.16)
From net realized gain	(0.39)	(0.34)	(0.39)	—	—
Total distributions	(0.49)	(0.47)	(0.52)	(0.18)	(0.16)
Net asset value, end of year	$26.67	$23.75	$20.42	$17.79	$13.41

Total return	14.51%	18.96%	18.25%	34.10%	7.16%

SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$1,209.2	$820.3	$217.9	$86.4	$50.6

Portfolio turnover rate	25%	17%	17%	40%	27%

RATIOS:
Ratio of expenses to
average net assets	0.86%	0.90%	1.00%	1.11%	1.17%
Ratio of net investment income
to average net assets	1.02%	0.58%	0.68%	0.76%	1.31%

The accompanying notes are an integral part of these financial statements.

Villere Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended	Period Ended
	August 31, 2014	August 31, 2013*
Net asset value, beginning of year/period	$10.29	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.00)	(0.01)
Net realized and unrealized gain on investments	1.56	0.30
Total from investment operations	1.56	0.29
Paid-in capital from redemption fees	0.00 (1)	—
Net asset value, end of year/period	$11.85	$10.29

Total return	15.16%	2.90	%^

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$46.2	$23.8

Portfolio turnover rate	13%	0	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.20%	2.40	%+
After fees absorbed or recouped	1.25%	1.25	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.02)%	(1.69	)%+
After fees absorbed or recouped	(0.07)%	(0.54	)%+

*	The fund commenced operations on May 31, 2013
^	Not annualized.
+	Annualized.
(1)	Amount lesss than $0.005.

The accompanying notes are an integral part of these financial statements.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2014

NOTE 1 – ORGANIZATION

The Villere Balanced Fund and the Villere Equity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Villere Balanced Fund commenced operations on September 30, 1999. The Villere Equity Fund commenced operations on May 31, 2013.

The investment objective of the Villere Balanced Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Villere Balanced Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

The Villere Equity Fund seeks to achieve long term growth. The Villere Equity Fund seeks to achieve its objective by investing in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2014 (Continued)
prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Valuation Committee.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2014 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurements fall in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of August 31, 2014. See the Schedule of Investments for industry breakouts.

Villere Balanced Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$768,309,336	$—	$—	$768,309,336
Convertible
Preferred Stock	35,190,892	—	—	35,190,892
Corporate Bonds	—	346,266,930	—	346,266,930
Short-Term
Investments	45,978,250	—	—	45,978,250
Total Investments
in Securities	$849,478,478	$346,266,930	$—	$1,195,745,408

Villere Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$41,778,513	$—	$—	$41,778,513
Short-Term
Investments	4,519,278	—	—	4,519,278
Total Investments
in Securities	$46,297,791	$—	$—	$46,297,791

It is the Funds’ policy to recognize transfers between levels at the end of each Funds’ reporting period.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2014 (Continued)

There were no transfers made into or out of Level 1, 2, or 3 as of the year ended August 31, 2014.

B.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of August 31, 2014, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Each Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts.  As of August 31, 2014, neither Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2014 (Continued)

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for each Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.  The Villere Equity Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Villere Equity Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2014 (Continued)

I.
Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2014, the Villere Balanced Fund decreased accumulated net investment income $129,603 and increased accumulated net realized gain $129,603, respectively.  For the year ended August 31, 2014, the Villere Equity Fund Fund decreased accumulated net investment income $43,026 and increased accumulated net realized loss $43,026, respectively.

J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

K.
Recently Issued Accounting Pronouncement.  In June 2014, the Financial Accounting Standards Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% for the Villere Balanced Fund and Villere Equity Fund based upon the average daily net assets of each Fund.  For the year ended August 31, 2014, the Villere Balanced Fund incurred $8,419,827 and the Villere Equity Fund incurred $283,489 in advisory fees.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2014 (Continued)

The Adviser has contractually agreed to limit each Fund’s annual ratio of expenses to 0.99%, and 1.25% of each Fund’s average daily net assets for the Villere Balanced Fund and Villere Equity Fund, respectively. The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Adviser is permitted to seek reimbursement from each respective Fund, subject to limitations for fees waived and/or Funds’ expenses it pays over the following three years after payment.  For the year ended August 31, 2014, the Adviser recouped $20,723 in fees for the Villere Equity Fund.  At August 31, 2014, the remaining cumulative unreimbursed amounts paid and/or waived by the Adviser on behalf of the Funds that may be recouped is shown in the table below.  The Adviser may recapture a portion of the unreimbursed amounts no later than the date stated.

Villere Equity Fund

Expiration	Amount
August 31, 2016	$27,473

Each Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon the Board of Trustees review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the year ended August 31, 2014 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. (the “Custodian”) serves as the Funds’ custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2014 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES
For the year ended August 31, 2014, the cost of purchases, proceeds from the sales of securities, excluding short-term investments were as follows:

	Purchases	Sales
Villere Balanced Fund	$564,157,798	$264,350,430
Villere Equity Fund	$21,774,994	$4,297,929

For the year ended August 31, 2014, there were no purchases or sales of U.S. Government obligations in the Villere Balanced Fund or the Villere Equity Fund.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2014 (estimated) and the year ended August 31, 2013 for the Villere Balanced Fund were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$6,094,421	$2,668,629
Long-term capital gain	15,037,835	3,272,269
	$21,132,256	$5,940,898

The Fund designated as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2014.

There were no distributions paid during the year ended August 31, 2014 or the period ended August 31, 2013 for Villere Equity Fund.

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2014 (Continued)

As of August 31, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

Villere Balanced Fund

Cost of investments	$1,016,753,858
Gross tax unrealized appreciation	189,317,255
Gross tax unrealized depreciation	(10,325,705)
Net tax unrealized appreciation	178,991,550
Undistributed ordinary income	8,729,086
Undistributed long-term capital gain	28,067,572
Total distributable earnings	36,796,658
Other accumulated losses	—
Total accumulated gains	$215,788,208

Villere Equity Fund

Cost of investments	$40,781,596
Gross tax unrealized appreciation	6,494,281
Gross tax unrealized depreciation	(978,086)
Net tax unrealized appreciation	5,516,195
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(374,524)
Total accumulated gains	$5,141,671

Under tax law, net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

At August 31, 2014, the Villere Equity Fund deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses of $366,798 and post-October losses of $7,726.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund or the Adviser. For the year ended August 31, 2014, the Funds had the following transactions with affiliated companies:

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2014 (Continued)

Villere Balanced Fund

As of August 31, 2014, the market value of all securities of affiliated companies held in the Villere Balanced Fund amount to $171,034,032, representing 14.1% of net assets.

	Share			Share
	Balance			Balance
	at			at	Realized		Value
	August 31,			August 31,	Gain	Dividend	August 31,	Acquisition
	2013	Purchases	Sales	2014	(Loss)	Income	2014	Cost
Conn’s,
Inc.	406,066	682,850	—	1,088,916	$—	$—	$48,816,104	$38,861,981
EPIQ
Systems,
Inc.	1,077,879	186,300	—	1,264,179	—	442,144	18,393,805	16,287,189
Luminex
Corp.	884,800	523,644	—	1,408,444	—	—	26,549,169	24,654,325
Pool Corp.	308,500	305,016	—	613,516	—	345,115	34,761,817	28,896,191
Sanchez
Energy
Corp.	—	1,280,902	—	1,280,902	—	—	42,513,137	31,968,503
Total					$—	$787,259	$171,034,032	$140,668,189

Villere Equity Fund

As of August 31, 2014, the market value of all securities of affiliated companies held in the Villere Equity Fund amount to $10,094,519, representing 21.8% of net assets.

	Share			Share
	Balance			Balance
	at			at	Realized		Value
	August 31,			August 31,	Gain	Dividend	August 31,	Acquisition
	2013	Purchases	Sales	2014	(Loss)	Income	2014	Cost
Conn’s, Inc.	14,600	45,000	—	59,600	$—	$—	$2,671,868	$2,780,964
EPIQ
Systems,
Inc.	87,000	—	—	87,000	—	31,320	1,265,850	1,132,425
Luminex
Corp.	50,800	49,700	—	100,500	—	—	1,894,425	1,933,318
Pool Corp.	19,200	13,500	—	32,700	—	21,814	1,852,782	1,757,157
Sanchez
Energy
Corp.	—	72,600	—	72,600	—	—	2,409,594	1,716,755
Total					$—	$53,134	$10,094,519	$9,320,619

Villere Funds

NOTES TO FINANCIAL STATEMENTS August 31, 2014 (Continued)

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. (the “Bank”) has made available to the Funds a credit facility to be used for temporary or extraordinary purposes related to Fund redemptions. The maximum amounts available for each Fund is $45,000,000 and $2,500,000 for the Villere Balanced Fund and Villere Equity Fund respectively. During the year ended August 31, 2014, the Funds did not draw on the line of credit and there was no loan payable balance for the Funds at August 31, 2014.

Villere Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
Villere Equity Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Villere Balanced Fund and Villere Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of August 31, 2014 and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated within the financial statements. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Villere Balanced Fund and Villere Equity Fund as of August 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated within the financial statements, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 27, 2014

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 7 and 8, 2014, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and St. Denis J. Villere & Company, LLC (the “Adviser”) for the Villere Balanced Fund and the Villere Equity Fund (each, a “Fund” and together, the “Funds”).  At this meeting and at a prior meeting held on May 12 and 13, 2014, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Villere Balanced Fund, the Board noted that the Fund significantly outperformed its peer group median and average for the one-year, three-year, five-year and ten-year periods.  The Board also considered the Fund’s outperformance compared to its similarly managed accounts for the three-year, five-year and ten-year periods and marginal underperformance for the one-year period.  The Board also considered the performance of the Fund against broad-based securities market benchmarks.

For the Villere Equity Fund, the Board noted that the Fund had recently commenced operations on May 31, 2013, and determined that the Fund’s short-term performance record since inception was not problematic.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to each Fund were generally in line with or comparable to the fees charged by the Adviser to its similarly managed separate account clients, and to the extent fees charged to a Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Adviser of managing the Fund.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

For the Villere Balanced Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.99% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Adviser were not unreasonable.

For the Villere Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.25% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was lower than its peer group median and average, and the net expense ratio was higher than the peer group median and average.  The Board concluded that the fees paid to the Adviser were not unreasonable.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered that there were no additional benefits derived by the Adviser from its relationship with the Funds.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

Villere Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that continuing the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director,
(born 1943)	and	Term;	Talon Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(business consulting);		Inc.
Fund Services, LLC		May	formerly, Executive
2020 E. Financial Way		1991.	Vice President and
Suite 100			Chief Operating
Glendora, CA 91741			Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term;	formerly, Chief		Foundation;
c/o U.S. Bancorp		Since	Executive Officer,		The Univ. of
Fund Services, LLC		May	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way		1991.	(prior thereto Senior		School Fdn.
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating	2	None.
(born 1973)		Term;	Officer, Direxion
c/o U.S. Bancorp		Since	Funds since 2013;
Fund Services, LLC		September	formerly, Senior
2020 E. Financial Way		2011.	Vice President and
Suite 100			Chief Financial
Glendora, CA 91741			Officer (and other
positions), U.S.
Bancorp Fund
Services, LLC
1997-2013.

Carl A. Froebel	Trustee	Indefinite	Formerly President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May	President, Investment		Funds;
2020 E. Financial Way		1991.	Company		Trustee,
Suite 100			Administration, LLC		Managers
Glendora, CA 91741			(mutual fund		AMG Funds,
			administrator).		Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers,
LP;
Independent
Director,
Chase
Investment
Counsel.

Villere Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
Name,	Positions	and Length	Principal	Complex(2)	Held During
Address	with the	of Time	Occupation During	Overseen	Past Five
and Age	Trust(1)	Served	Past Five Years	by Trustees	Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S.
Fund Services, LLC		March	Bancorp Fund
2020 E. Financial Way		2013.	Services, LLC,
Suite 100	Secretary	Indefinite	since July 2007.
Glendora, CA 91741		Term;
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President,	Not	Not
(born 1975)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		April	since April 2005.
615 East Michigan St.		2013.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term:	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance
Fund Services, LLC		July	Officer (and
615 East Michigan St.	Anti-Money	2011.	other positions),
Milwaukee, WI 53202	Laundering		U.S. Bancorp Fund
	Officer		Services, LLC
since August 2004.
Vice
President

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers.

Villere Funds

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended August 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Balanced Fund	85.40%
Equity Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifiying for the corporate dividends received deduction for the fiscal year ended August 31, 2014 was as follows:

Balanced Fund	83.83%
Equity Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Balanced Fund	29.72%
Equity Fund	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 209-1129 or by accessing the Funds’ web site at www.villere.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129.  Furthermore, you can obtain the Funds, proxy voting records on the SEC’s web site at www.sec.gov.

Villere Funds

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on the Funds’ web site at www.villere.com within ten business days after the calendar quarter end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1129. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.villere.com.

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Villere Funds

PRIVACY NOTICE

The Funds collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

Villere Equity Fund
Symbol – VLEQX
CUSIP – 74316J391

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund

	FYE 8/31/2014	FYE 8/31/2013
Audit Fees	$18,500	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Villere Equity Fund

	FYE 8/31/2014	FYE 8/31/2013
Audit Fees	$18,000	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2014	FYE 8/31/13
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Villere Equity Fund

Non-Audit Related Fees	FYE 8/31/2014	FYE 8/31/13
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Elaine E. Richards
   Elaine E. Richards, President

Date     November 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Elaine E. Richards
Elaine E. Richards, President

Date     November 5, 2014

By (Signature and Title) /s/ Eric C. VanAndel
   Eric C. VanAndel, Treasurer

Date     November 5, 2014

* Print the name and title of each signing officer under his or her signature.